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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 5, 2003
Date of Report (Date of Earliest Event Reported)

FTD, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-21277	13-3711271
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3113 Woodcreek Drive
Downers Grove, Illinois 60515-5420
(Address of principal executive offices, including zip code)

(630) 719-7800
(Registrant's telephone number, including area code)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

  (i)
  Financial Statements

  Not applicable.

  (ii)
  Pro Forma Financial Information

  Not applicable.

  (iii)
  Exhibits

  99.1 FTD, Inc. press release, dated August 5, 2003.

Item 9.    Regulation FD Disclosure

    See Item 12. Results of Operations and Financial Condition.

Item 12.    Results of Operations and Financial Condition

    On August 5, 2003, FTD, Inc. issued a press release announcing its financial results for the fourth quarter and fiscal year ended June 30, 2003. The press release contains a reconciliation of certain non-GAAP financial measures disclosed in the press release with the GAAP financial measures that FTD, Inc. believes are most directly comparable. A copy of the press release is furnished as a part of this current report on Form 8-K as Exhibit 99.1 and is incorporated herein in its entirety by reference. The information in this current report on Form 8-K is being furnished pursuant to Items 9 and 12 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and Section 11 of the Securities Act of 1933 or otherwise subject to the liabilities of those sections. Furnishing this current report on Form 8-K does not constitute an admission by FTD, Inc. as to the materiality of any information contained in this current report that is required to be disclosed solely by Item 9 or 12.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FTD, Inc.
/s/ CARRIE A. WOLFE Carrie A. Wolfe Chief Financial Officer and Treasurer
Date: August 5, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	FTD, Inc press release, dated August 5, 2003.

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
  Item 9. Regulation FD Disclosure
  Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX